EXHIBIT 10.16

                       AMENDED AND RESTATED LOAN AGREEMENT


         THS AMENDED AND RESTATED LOAN AGREEMENT (as the same may be amended from time to time, "this Agreement") is made as of the 20 day of March, 1997, among GERALD METALS, INC., a Delaware corporation with its principal place of business at High Ridge Park P.O. Box 10134, Stamford, Connecticut 06904 ("Lender"), and DAKOTA Mining CORPORATION, a federal corporation organized under the Canada Business Corporation Act ("Dakota"), BROHM MINING CORP., a South Dakota corporation ("Brohm"), STIBNITE MINE INC, a Delaware corporation ("Stibnite"), and BARRIER REEF INC., a Delaware corporation ("Barrier" and, jointly and severally with Dakota, Brohm and Stibnite, "Borrower"), all with principal offices at 410 Seventeenth Street, Suite 2450, Denver, Colorado 80202.

         Borrower has requested that Lender provide Borrower with secured loans m an aggregate principal amount not to exceed Seven Million Five Hundred Thousand Dollars (57,500,000) at any time outstanding, (the "Loan(s)") and Lender has agreed to extend such Loan upon the terms and subject to the conditions hereinafter set forth Capitalized terms used herein are defined in
Section 1 of this Agreement. To effectuate this arrangement, Lender and Borrower agree as follows:

         1.       Definitions. For the purposes of this Agreement:

                  "Affiliate" shall mean any Person which directly or indirectly controls, is controlled by, or is under common control with, Borrower or any Subsidiary For purposes of this Agreement, "control" shall mean the possession, directly or indirectly, of the power to (i) vote twenty percent (20%) or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of management and policies of such Person, whether through the ownership of' `voting securities, by contract or otherwise and either alone or in conjunction with others or any group.

          "Borrower" shall have the meaning given to such term in the preamble.

          "Breakage Costs" shall mean the amount of any reduced return to, or fees incurred by, Lender as a result of any prepayment or late payment by Borrower of any payment amount due under the Note.

          "Business Day" shall mean any day of the year other than a day on which banking institutions in the States of New York or Colorado are authorized by law to close.

          "Code" shall mean the internal Revenue Code of 1986, as amended.


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                  "Collateral"  shall  mean  any  and  all  assets,  rights  and interests in or to property of Borrower pledged or mortgaged to Lender, or in which a security interest is granted to Lender, from time to time, as security pursuant to the Security Documents, whether now owned or hereafter acquired.

                  "Commitment"  shall  have the  meaning  given to such  term in
Section 2(a) of this Agreement.

                  "Controlled Premises" shall have the meaning given to such term in Section 8(k)(iii) of this Agreement.

                  "Date of Acceleration" shall have the meaning given to such term in Section 12 of this Agreement.

                  "Default" shall mean an event, condition or default which with the giving of notice, the passage of time, or both, would be an Event of Default.

                  "Dollar(s)" and the sign "$" shall mean lawful money of the United States of America.

                  "Environmental Requirement(s)" shall mean any present or future law, statute, ordinance, rule, regulation, order, code, license, permit, decree, judgment or directive of or by any Governmental Authority and relating to or adduessin8 the protection of human health or the environment, including, without limitation, all laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

                  "Event of Default" shall have the meaning given to such term in Section 12 of this Agreement.

                  "Fair Market Value" on any day shall mean the Second London Gold Fixing for that day (if such Fixing does not occur on such day, the Fixing for the immediately preceding day for which it is available).

                  "Governmental Authority" shall mean the federal government of the United States of America or Canada and the government of any province, state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer thereof (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing.


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          "Guarantor"  shall  mean  MinVen  Gold (USA)  Corporation,  a Delaware corporation.

                  "Guaranty" shall mean that certain Amended and Restated Limited Guaranty of even date herewith of Guarantor in favor of Lender, as the same may be amended, modified, restated or supplemented from time to time.

                  "Hazardous Material" shall mean any material or substance (i) which, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, hazardous material, pollutant or contaminant under any Environmental Requirement, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.9601(14) and (33), the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C ss.6903(5), and the laws of the States of Idaho or South Dakota, (ii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous to human health or the environment, (iii) which is or contains petroleum or any fraction thereof; including crude oil, heating oil, gasoline or diesel fuel, or
         (iv) the presence of which requires investigation or remediation under any Environmental Requirement.

                  "Intercreditor Agreement" shall mean that certain Intercreditor Agreement, dated as of February 26,1997, among Lender, N.
         M. Rothschild & Sons Limited and Dakota, as amended by that certain First Amendment of even date herewith and as the same may hereafter be amended, modified or supplemented.

             "Interest" shall have the meaning given to such term in
Section 3(a) of this Agreement.

          "Leases" shall have the meaning given to such term in Section 10(i) of this Agreement.

                       "Lender" shall have the meaning given to such term in the preamble of this Agreement.

                  "Liens" shall mean any lien, claim, charge, pledge, security interest, mortgage, deed of trust or other encumbrance.

                  "LIBOR" shall mean the overnight London Interbank Offered Rate quoted by Telerate, as of 11:00 a.m. British Standard Time, or as otherwise mutually agreed.


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                  "Loan  Balance(s)"  at any  particular  time  shall  mean  the aggregate principal amount of Loans then outstanding under this Agreement from time to time.

                  "Loan Documents" shall mean this Agreement, the Note, the Security Documents and all other documents or instruments executed and delivered by or on behalf of Borrower in connection with the Loans and the transactions contemplated hereby, as the same may be amended, modified, restated or supplemented from time to time.

                  "Loan(s)" shall have the meaning given to such term in the preamble of this Agreement.

                  "Market Value" on any day shall mean the Second London Gold Fixing for that day (if such Fixing does not occur on such day, the Fixing for the immediately preceding day for which it is available).

          "Maturity Date" shall mean as to (i) Loan Balances in excess of Five Million Dollars ($5,000,000), July31, ------------- 1997 and (ii) as
          to all Loan Balances, October 30, 1998.

                  "1996 Revolving Credit Agreement" shall mean that certain Revolving Loan Agreement between Lender and Borrower dated as of April 12, 1996.

                  "Note" shall mean the amended and restated secured loan note provided for in Section 4 of this Agreement.

                  "Notice" or "Notices" shall mean all requests, demands and other communications, in writing (including facsimile transmissions), sent by overnight delivery service, facsimile transmission or hand-delivery to the other party at that party's Principal Office.

                  "Permitted Liens" shall mean certain existing liens identified on Exhibit C hereto.

                  "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, trust or unincorporated organization, or any Governmental Authority.

                  "Premises" shall mean the Stibnite property in Valley County, Idaho and the Gilt Edge property (including, without limitation, the Anchor Hill Mine) in Lawrence County, South Dakota.

                  "Prime Rate" shall mean the rate of interest from time to time established by The Chase Manhattan Bank, N.A., at its principal office in New York, New York, as its prime rate for US. domestic commercial loans; any change in the Prime Rate to be effective as of the opening of business on the day on which such change becomes effective; it being understood and agreed that the Prime Rate is a reference rate only and does not necessarily represent the lowest or best rate actually charged to any customers of such banking institution.


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                  "Principal Office" shall mean:

                           For Lender:

                                    Gerald Metals, Inc.
                                    High Ridge Park
                                    P.O. Box 10134
                                    Stamford, Connecticut 06904
                                    Attention: Susan Scoggins, cc: Treasurer
                                    FAX No.: (203) 329-4844

                           For Borrower:

                                 Dakota Mining Corporation, Brohm Mining Corp.,
                                    Stibnite Mine Inc. and Barrier Reef Inc.
                                    c/o Dakota Mining Corporation
                                    410 Seventeen Street, Suite 2450
                                    Denver, Colorado 80202
                                    Attention: Robert R Gilmore
                                    FAX No.: (303) 573-1012

                  "Refining Agreements" shall mean those certain Refining/Purchase Agreements of even date herewith between Lender and Borrower as amended, modified, restated or supplemented from time to time.

                  "Security Agreement(s) " shall mean those certain Amended and Restated Security Agreements of even date herewith made by Dakota, Brohm, Stibnite and Barrier in favor of Lender, as the same may be amended, modified, restated or supplemented from time to time.

                  "Security Documents" shall have the meaning given to such term in Section 7 of this Agreement.

                  "Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with Borrower if all of the corporations (other than the last corporation in the unbroken chain) in the aggregate then own stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (ii) any partnership or nominee realty trust in which Borrower (or any Subsidiary) is a general partner, or (iii) any partnership in which Borrower (or any Subsidiary) possesses a fifty percent (50%) or greater interest in the total capital or total income of such partnership.


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                  "USMX" shall have the meaning  given to such term in Section 7 of this Agreement.

                  2.  Loans.
                           (a) Subject to all of the terms and conditions contained in this Agreement and provided no Default or Event of Default has occurred, Lender agrees to make loans to Borrower from time to time up to and including 12:00 noon (New York City time) on March 31, 1998 or the Date of Acceleration, whichever first occurs, in an aggregate amount not to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) (or, subsequent to July 31,1997, Five Million Dollars ($5,000,000) (the "Commitment")~ Subject to all of the terms and conditions contained in this Agreement, Borrower may borrow under the provisions of this Section (each Loan to be in a minimum amount of $500,000 or an integral multiple thereof).

                           (b) The Loan Balance shall be repaid (i) as to amounts in excess of Five Million Dollars ($5,000,000), on July31, 1997 and (ii) as to Loan Balances of Five Million Dollars ($5,000,000) or less, in five (5) consecutive monthly installments, each in an amount equal to the lesser of One Million Dollars ($1,000,000) or one-fifth (1/5th) of the Loan Balance outstanding on June 30,1998, commencing on June30, 1998 and continuing thereafter on the last Business Day of each consecutive calendar month up to and including the Maturity Date.

                           (c) Loans will be made by Lender within one (1) Business Day after Lender's receipt of a written request for a Loan in the form of Exhibit B hereto, signed by a duly authorized officer of Borrower indicating the date and amount of the Loan requested and acknowledging the principal balance outstanding on the Loans, as of the said date after taking into consideration the amount of the Loan as so requested. Such written request for a Loan may be delivered by any reasonable means, including facsimile transmission.

                           (d) On the date of  execution  and  delivery  of this
                  Agreement, Borrower will (i) pay Lender a facility fee in the amount of $150,000, (ii) grant Lender a gold call option for five thousand (5,000) troy ounces of gold at Three Hundred Eighty Five Dollars ($385) per troy ounce expiring March 27,1998 for value March 31, 1998 and (iii) grant Lender a five
                  (5) year option from the date of this Agreement to purchase one hundred thousand (100,000) frilly registered shares of common stock of Dakota at the market price on the date of execution and delivery of this Agreement.


                  3.   Interest Payments.

                           (a) The outstanding  principal balance of Loans shall
                  bear interest, from the date a Loan is made until payment in full, at LIBOR plus two and one- quarter percent (2 1/4%) per annum ("Interest"). Interest payments by Borrower to Lender shall be made monthly on the first Business Day immediately following the month for which such Interest is calculated and with a final payment due and payable on the Maturity Date in an amount equal to all accrued and unpaid Interest hereunder as of the Maturity Date Interest shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.


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                           (b) Payments and any prepayments  (including premiums
                  thereon) of the principal amount of the Loans, Interest and other payments hereunder may be made in Dollars. Payment shall be made in immediately available funds at the principal office of The Chase Manhattan Bank, N.A., New York, New York for the account of Lender (Account No 910-120-1995, ABA No 021000021), initiated by bank wire transfer not later than 12:00 noon New York time on the date on which such payment shall become due (each such payment initiated after such time on such due date to be deemed to have been made on the next succeeding Business
                  Day) or such other account at the same or such other bank as Lender shall direct.

                           (c) Borrower  shall pay interest  with respect to all
                  amounts not paid when due under this Agreement or the Note at a rate equal to four percent (4%) greater than the Prime Rate, computed from the date due and calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

                           (d) The payment  obligations  of Borrower  under this
                  Agreement are absolute and unconditional and shall not be affected by reason of; but not limited to, force majeure.

                           (e) Notwithstanding anything herein contained, if any
                  law, regulation, treaty or official directive, or any change therein or in the interpretation or application thereof by any Governmental Authority, shall make it unlawful for Lender to give effect to any of its obligations as contemplated hereby, Lender, by Notice to Borrower, may declare that Lender shall be released from such obligations (but without in any way releasing Borrower from any of its obligations hereunder). To the extent that such requirement or illegality obligates Lender to require repayment of the Loan, Borrower will repay the Loans at such time or times, and in such manner, as necessary to satisfy such requirement or illegality and as designated by Lender by Notice to Borrower together with any accrued Interest and other amounts payable by Borrower to Lender under this Agreement and the Note.

                           (f)  Borrower  hereby  agrees to  indemnify  and save
                  Lender harmless from and against any liability (either directly or by way of deduction, withholding or otherwise) for any present or future tax, duty, levy, impost, fee or charge in respect of; or arising out of; the execution and delivery of or performance under this Agreement, or the making of the Loans hereunder or the consummation of any of the transactions contemplated by this Agreement, other than taxes which are assessed on a net income basis and remitted by Lender to the United States of America and any political subdivision or taxing authority thereof or therein, in respect of; or arising out of; the making of the Loans hereunder and the entering into of the transactions described above. In particular, without limitation, if Borrower should be required or compelled to make any deduction or withholding of any tax or other amount as aforesaid from any Interest or other payments or deliveries payable to Lender hereunder, Borrower will promptly and without any requirement of notice by Lender, pay to Lender a sum which, after deduction of all applicable taxes thereon, shall result in Lender's receiving one hundred percent (100%) of the amounts of interest or other payment which would have been received by Lender if such deduction or withholding were not required. Borrower shall also deliver to Lender within thirty (30) days after Borrower has made any payment from which it is required by law to make any such withholding or deduction a receipt issued by the applicable taxing or other authorities evidencing the deduction or withholding of all amounts required to be deducted or withheld from such payment. Upon receipt by Lender of (i) such tax receipts and other related information and documents and (ii) the benefit of any reduction in federal or any other income tax liability as determined by Lender, in its reasonable discretion, resulting from the crediting or deducting of such withholding taxes in the computation of such tax, Lender will forthwith reimburse Borrower an amount so that Lender shall be in the same position it would have been if such withholding taxes had not been imposed. It is agreed that such determination may be revised and Borrower will make an appropriate adjustment with Lender after any disallowance of such credit or deduction upon audit. The obligations of Borrower and Lender, and their respective obligations to pay any sums which may become payable, under this Section 3(f) will survive the expiration or other termination of this Agreement.

                  4. Note. The Loans shall be evidenced by the Amended and Restated Secured Loan Note of Borrower in favor of Lender of even date herewith in the principal amount of up to$7,500,000, as the same may be amended, modified or restated from time to time, which shall be substantially in the form attached hereto as Exhibit A which promissory note is hereby incorporated herein by reference and made a part hereof (the "Note").

                  5.   Prepayment.
                           (a) If at any lime the Loan Balance  shall exceed the
                  Commitment, then Borrower shall immediately prepay the Loans in an amount equal to such excess.

                           (b) Subject to the  provisions  hereof;  Borrower may
                  prepay, without penalty (other than Breakage Costs, if any) the Loans in whole or in part upon not less than seven (7) days' prior written notice to Lender. Such notice shall specify the prepayment date and the amount of the prepayment (which shall be at least $250,000) and shall be irrevocable. Interest on the amount prepaid, accrued to the prepayment date, shall be paid on the prepayment date Borrower also will promptly pay Lender, within five (5) Business Days after Lender's Notice and demand therefor, all Breakage Costs.

               (c) Prepayments shall be applied first to all outstanding Interest, and then to outstanding principal.

               6. Application of Proceeds. The proceeds of the Loans shall be used solely for (i) repayment of all indebtedness, liabilities and obligations of Borrower to Lender under the 1996 Revolving Credit Agreement, (ii) the Gilt Edge Mine and seasonal startup of the Stibnite Mine and general corporate purposes related thereto and (iii) as to Loan Balance amounts in excess of Five Million Dollars ($5,000,000), working capital needs at the Illinois Creek gold property. None of such proceeds shall be used to purchase or carry margin stock or to extend credit to others for the purpose of probating or carrying any margin stock.

               7. Security. Payment and performance of all indebtedness, liabilities and obligations of Borrower to Lender and any other indebtedness and liabilities of Borrower to Lender, whether under the Note or otherwise, shall be secured by:


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                    (a)  a first  priority  security  interest in the Collateral pursuant to the terms of the Security Agreements;

                    (b)  the Guaranty;

                    (c) a certain Amended and Restated Pledge Agreement of Guarantor in favor of Lender covering all shares of Brohm, Stibnite and Barrier;

                    (d) a certain First Mortgage, Assignment of Rents and Royalties, Security Agreement and Financing Statement executed by Stibnite and Barrier dated as of April 12, 1996 granting thereby to Lender a first priority mortgage lien on the real estate and all improvements thereon located at the Stibnite Mine, as amended by a certain First Amendment of even date herewith;

                    (e) a certain Mortgage-Collateral Real Estate Mortgage executed by Brohm dated as of April 12, 1996 granting thereby to Lender a first priority mortgage lien on the real estate and all improvements thereon known as the Gilt Edge property of Brohm (including, without limitation, the Anchor Hill Mine), as amended by a certain First Amendment of even date herewith;

                    (f) a certain Collateral Assignment and Pledge Agreement executed by Dakota with respect to a certain $3,000,000 promissory note of USMX, Inc., a Delaware corporation in favor of Dakota and the pledge of shares of MXUS, S.A. de C.V., a Mexican corporation;

                    (g)  a  Mortgage  and  Pledge  Agreement   pledging  Thunder
                         Mountain (Valley County) contracts and rights described therein;

                    (h) an Intercreditor Agreement among Lender, N~M. Rothschild & Sons Limited and Dakota dated as of
                         February 26, 1997, as amended by a certain First Amendment of even date herewith; and

                    (i) such other security documents as rnay he required by Lender and necessary to attach or perfect a Lien in the items covered by Subsections (a) through (h) above.

                  All agreements and instruments described in this Section 7, together with any and all other agreements and instruments now or hereafter securing the Note, are sometimes hereinafter referred to collectively as the "Security Documents" and individually as a "Security Document".

                  8. Representations and Warranties. To induce Lender to enter into this Agreement and to make the Loans, Borrower hereby represents and warrants to Lender (which representations and warranties shall survive the delivery of the Note and the making of the Loans) that:

                           (a) Borrower (i) is duly organized,  validly existing
                  and in good standing under the laws of the state or country of its incorporation, (ii) has full power and authority to own its properties and to carry on business as now being conducted and is qualified to do business in every jurisdiction in which the nature of its assets and the business carried on make such qualification necessary or advisable and (iii) has full power to execute, deliver and perform its obligations, respectively, under this Agreement and the Note;

                           (b) The  execution  and delivery and  performance  by
                  Borrower of its obligations under this Agreement and the Note have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the corporate charter or by-laws of Borrower or any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of; or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by this Agreement, result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any such indenture, agreement or instrument;

                           (c) Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement or the Note;

                           (d) There is no action,  suit or proceeding at law or
                  in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of Borrower, threatened against or affecting Borrower;

                           (e) Borrower has good title to all of its  properties
                  and  assets,  free and clear of all Liens of any kind  (except
                  (i) Permitted Liens and (ii) restrictions, easements and minor irregularities in title which do not and will not interfere with the occupation, use and enjoyment by Borrower of such properties and assets in the normal course of its business as presently conducted or materially impair the value of such properties and assets for the purpose of such business);

                           (f) Any borrowings made by Borrower under this Agreement do not and will not render Borrower insolvent; Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of its property, and Borrower has no knowledge of any person contemplating the filing of any such petition against it;

                           (g) No  statement  of fact  made by or on  behalf  of
                  Borrower in this Agreement or in any certificate or schedule furnished to Lender pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which materially affects adversely, nor as far as Borrower can foresee, will materially affect adversely the property, business, operations or condition (financial or otherwise) of Borrower;

                           (h) Borrower  has filed all federal,  state and local
                  tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments;

                           (i) All work performed and other actions or omissions
                  to act at the mines and other properties owned and/or operated by Borrower, and the current condition of such mines, comply in all material respects with all applicable laws (including, without limitation, all federal mining safety and health acts and all local, state, provincial and federal environmental laws), ordinances, rules and regulations of any governmental agency and with all directions, rules and regulations of officers of every governmental agency having jurisdiction over such mines and other properties and there are no existing material violations of any such applicable laws, ordinances, directions, rules or regulations;

                           (j) There are no threatened proceedings or any situation which (to Borrower's knowledge) would give rise to proceedings against Borrower in respect of air, water; surface or subsurface environmental conditions resulting directly or indirectly from the use, transportation, storage or discharge of pollutants in, about or relating to assets or business of Borrower which, if adversely determined, would have a material adverse effect on the business and operations of Borrower; and

                    (k)  Borrower:

                    (i)  has   obtained   all   permits,   licenses   and  other
                         authorizations    which   are   required    under   all
                         Environmental Requirements;

                    (ii) is in  compliance  in all  material  respects  with all terms and conditions of the required permits, licenses and authorizations, and is also in compliance with all other Environmental Requirements or requirements contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder;

                    (iii)has never  caused or, to its  knowledge,  permitted  or suffered to exist any Hazardous Material to be spilled, placed, held, located or disposed of on, under or about The Premises or released Hazardous Material into the atmosphere, any body of water or any wetlands in excess of maximum permitted regulatory levels or about which a Governmental Authority might require corrective action nor are any now existing on, under or about the
                         Premises or any other premises owned or leased by Borrower while such Controlled Premises were owned or leased by Borrower (collectively the "Controlled Premises");

                                    (iv) has no  knowledge  that the  Controlled
                           Premises have ever been used (whether by Borrower or, to the best knowledge of Borrower, by any other Person) as a treatment, storage or disposal (whether permanent or temporary) site for any Hazardous Material in excess of maximum permitted regulatory levels or which is otherwise not in compliance with applicable Environmental Requirements;

                                    (v) has not  received  any  notice  from any
                           Governmental Authority or any tenant, occupant or operator of the Controlled Premises or from any other Person with respect to the environmental condition of the Controlled Premises, the improvements thereon or any other property which was previously included in the property description of the Controlled Premises or such other real property, or with respect to the release of Hazardous Material at, upon, under or within the Controlled Premises, the improvements or such other real property, or the past or ongoing migration of Hazardous Material from neighboring lands or to the Controlled Premises or Improvements thereto; and

                                    (vi)  has no  knowledge  of any  underground
                           storage tanks, asbestos-containing materials, PCBs, radon gas or urea formaldehyde foam insulation at, upon, under or within the Controlled Premises or improvements thereon.

          9. Conditions of Making the Loans. The obligation of Lender to make the Loans hereunder is subject to the satisfaction of the following conditions precedent:

                           (a) The  representations  and warranties set forth in
                  Section 8 hereof and in all other Loan Documents shall be true and correct on and as of the date hereof and the date of each Loan.

                           (b) Borrower  shall have  executed  and  delivered to
                  Lender, or caused to be executed and delivered to Lender; on or prior to the date of execution of this Agreement, the following:

                                    (i)  The Note;

                                    (ii)  A  certificate  of  the  Secretary  or
                           Assistant Secretary of Borrower certifying to the votes of Borrower's Board of Directors authorizing the execution and delivery of this Agreement, the Note and the Loan Documents;

                                    (iii)  A  certificate  of the  Secretary  or
                           Assistant Secretary of Borrower which shall certify the names of the officers of Borrower authorized to sign this Agreement, the Note and any other documents or certificates to be delivered pursuant to this Agreement by Borrower or any of its officers, together with the true signatures of such officers Lender may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of Borrower canceling or amending the prior certificate and submitting the signatures of The officers named in such further certificate;

                                    (iv)   Certificates   of   the   appropriate
                           Governmental Authority, dated reasonably near the date of the Loan, of the jurisdiction of incorporation or organization of Borrower and of each jurisdiction in which Borrower is qualified to do business stating that Borrower is duly incorporated (or qualified) and in good standing in such jurisdiction and has filed all annual reports and has paid all franchise and other taxes required to be filed or paid to the date of such certificate;

                    (v) Each of the Security Documents, together with any other documents required by the terms thereof;

                                    (vi) Amended and Restated  Pledge  Agreement
                           of even date herewith of Guarantor in favor of Lender with respect to all of the outstanding shares of Brohm, Stibnite and Barrier;

                                    (vii)  Refining Agreements;

                                    (viii)  A  favorable   written   opinion  of
                           counsel to the Borrower, dated the date hereof in the form attached hereto as Exhibit D; and

                                    (ix)  Such   other   supporting   documents,
                           agreements and certificates as Lender or its counsel may reasonably request.

                    (c) All legal matters incident to the transactions hereby contemplated shall be satisfactory in all respects to counsel for Lender.

                    (d)  No Default or Event of Default shall have occurred.

                    (e)Execution and delivery by N. M. Rothschild & Sons Limited of the Intercreditor Agreement.

          10. Affirmative Covenants. Borrower covenants and agrees that, from the date hereof and until payment in full of the principal-of; and interest on, the Note and any other indebtedness of Borrower to Lender, whether now existing or arising hereafter, Borrower will:

                           (a) Do or cause to be done all  things  necessary  to
                  preserve, renew and keep in full force and effect its corporate existence, rights, licenses, permits and franchises and comply with all laws and regulations applicable to it; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good working order and condition, and from time to time, make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto, as is consistent with Borrower's ordinary course of business;

                           (b) Comply with all applicable laws, rules, regulations, ordinances and orders whether now in effect or hereafter enacted or promulgated by any Governmental Authority having jurisdiction over the properties of Borrower;

                           (c) Pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income and profits or upon any of its property, real, personal or mixed, or upon any part thereof; before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien or charge upon such properties or any part thereof;

                           (d) Give prompt written notice to Lender,  as soon as
                  possible and in any event within ten (10) days after Borrower has knowledge of any proceedings instituted against it by or in any federal or state court or before any commission or other regulatory body, whether federal, state or local, which, if adversely determined, would have an adverse effect upon its business, operations, properties, assets, or condition, financial or otherwise;

                           (e) Permit agents or  representatives  of Lender;  at
                  any reasonable time during normal business hours and from time to time and, at Borrower's expense, at all such times as a Default or Event of Default has occurred and is continuing,
                  (i) to examine and make copies of and abstracts from the records and books of account of Borrower; and (ii) to discuss the affairs, finances and accounts of Borrower with its independent accountants and with any of its officers and directors;

                    (f) Immediately advise Lender of any material adverse change in its condition, financial or otherwise, or of the occurrence of any Default or Event of Default;

                           (g) Furnish to Lender,  promptly  after the filing or
                  receiving thereof; copies of all notices which Borrower receives from any Governmental Authority alleging its noncompliance with environmental laws or regulations and any replies of Borrower filed in response thereto, and take all necessary remedial action as required by such Governmental Authority;

                           (h) Promptly notify Lender of any evidence of hazardous waste, toxic or similar contamination which requires notification to any Governmental Authority at any property owned or leased by Borrower and, in compliance with all Governmental Authority requirements, diligently prosecute to completion (subject to the right of Borrower to contest in good faith the existence of such noncompliance, the amount of damages caused thereby or the extent of its liability therefor by appropriate proceedings diligently pursued which shall operate during the pendency thereof to prevent (i) the sale or loss of any property and the imposition of any lien thereon and (ii) any interference with the use or operation of Borrower's property) the removal of any such contamination;

                           (i) Perform and observe, or cause to be performed and
                  observed, all of the terms, covenants and conditions on the part of Borrower to be performed and observed under all leases for mining properties ("Leases"); not do or permit anything to be done within its control, the doing of which, or refrain from doing anything, the omission of which would be legal and valid grounds for any landlord under a Lease, or its successors or assigns, to terminate such Leases; promptly notify Lender in writing of any known default on the part of Borrower in the performance of any of The terms, covenants and conditions under any Leases and of any legal proceedings Instituted against it by any other party to any of The Leases; and not cancel or terminate any Leases, or amend or modify the same, directly or indirectly in any respect whatsoever, without in each case the prior written consent of Lender;

                           (j) Borrower will maintain at all times insurance coverage in respect of the properties and assets of Borrower in amounts, on terms and with such financially sound and reputable insurers reasonably acceptable to Lender, as is consistent with Borrower's ordinary course of business. Such coverage shall include, without limitation, fire and extended coverage insurance for the frill insurable value of all buildings and other improvements located on Borrower's properties and public liability, business interruption and worker's compensation insurance, all in amounts not less than the amount of the coverage maintained immediately prior to the execution of this Agreement and under policies in form and content reasonably acceptable to Leader. All policies of insurance shall name Lender as an additional insured pursuant to an endorsement as set out in Exhibit E hereto, and shall provide;

                    (i) that proceeds of insurance shall be payable to Lender in accordance with the terms hereof notwithstanding any act or negligence of Borrower, which might otherwise result in forfeiture of said insurance;

                    (ii) a  waiver  by the  insurer  of all  rights  of  setoff, counterclaim or deductions against Borrower;

                    (iii)a provision  precluding  cancellation or amendment save on not less than sixty (60) days' prior written notice to Lender.

                           Any  surplus  remaining  from any such  insurance  in
                  excess of all indebtedness, liabilities and obligations of Borrower to Lender shall be delivered to Borrower, or its successors or assigns.

                           Borrower  shall furnish  Lender with an original copy
                  of all policies of insurance. If Lender permits Borrower to provide any of the required insurance through blanket policies, then Borrower shall furnish Lender with a certificate of insurance for each such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date.

                    (k)  With respect to environmental matters:

                    (i) comply strictly and in all respects with all Environmental Requirements, including, but not limited to, wetlands laws, laws pertaining to the registration of underground storage tanks, asbestos and asbestos-containing materials, PCBs, radon gas and urea formaldehyde foam insulation; notify Lender promptly after the discovery of any release, spill, hazardous waste pollution or contamination affecting Controlled Premises or the discovery of the presence of asbestos and asbestos-containing materials, PCBs, radon gas and urea formaldehyde foam insulation; notify Lender promptly of any notice relating to environmental matters received from any Governmental Authority, tenant, occupant, operator or other Person; and pay promptly when due any fine or assessment against Controlled Premises;

                                    (ii) not  become  involved,  and  will  take
                           steps to prevent any tenant of Controlled Premises from becoming involved, in any operations at Controlled Premises generating, storing, disposing or handling Hazardous Material in violation of applicable law or any other activity that could lead to the imposition on Borrower, Lender or the Controlled Premises of any liability or lien under any Environmental Requirement;

                                    (iii) immediately contain,  remediate and/or
                           remove any Hazardous Material found on Controlled Premises and correct any violation of Environmental Requirements found on Controlled Premises, which work must be done in compliance with applicable laws and at Borrower's expense; and agrees that Lender has the right, at its sole option but at Borrower's expense, to have an environmental engineer or other representative review the work being done; and

                                    (iv)  promptly  upon the  request  of Lender
                           after the occurrence of an Event of Default or at any time prior to such occurrence based upon Lender's reasonable belief that a hazardous waste or other environmental problem exists with respect to
                           Controlled Premises, provide Lender with an environmental site assessment report or an update of any existing report, all in scope, form and content and performed by such company as may be reasonably satisfactory to Lender, provided, however that Borrower also hereby grants to Lender the right to go on the Controlled Premises and have such a report or update done (at Borrower's expense).

                           (l) Pay Lender a commitment  fee on the average daily
                  amount from the date hereof to and including the Maturity Date by which the Commitment exceeds the Loan Balance, at the rate of one-half of one percent (1/2%) per annum, payable on the first (1st) Business Day of each month and on the Maturity Date.

                  11. Negative Covenants. Borrower covenants and agrees that, until payment in full of the principal of; and interest on, the Note and any other indebtedness of Borrower to Lender, whether now existing or arising hereafter, Borrower will not, directly or indirectly (except for Dakota/Rothschild Obligations and Dakota/Rothschild Collateral, as such terms are defined in the lntercreditor Agreement):

                           (a) Create, incur, assume or suffer to exist any Lien
                  of any nature whatsoever on any of its assets or properties, now or hereafter owned, other than Permitted Liens;

                           (b) Guarantee,  endorse or otherwise in anyway become
                  or be responsible for obligations of any other person, except endorsements of negotiable instruments for collection in the ordinary course of business;

                           (c) Sell, lease, transfer or otherwise dispose of its
                  properties, assets, rights, licenses and franchises to any person, except in the ordinary course of its business, or turn over the management of such properties, assets, rights, licenses and franchises;

                           (d) Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property, except as is consistent with Borrower's ordinary course of business;

                           (e) Dissolve,  liquidate,  consolidate  with or merge
                  with, or otherwise acquire (without the prior written consent of Lender, which consent will not be unreasonably withheld) all or substantially all of the assets or properties of; any corporation; make any substantial change in its executive management; or alter or modify its corporate name, mailing address 6r principal place of business; or

                           (f) Without the prior written consent of Lender, which consent will not be unreasonably withheld, declare or pay any dividends, or make any distribution of cash or property, or both, to holders of shares of its capital stock, or directly or indirectly, redeem, purchase or otherwise acquire for a consideration, any shares of its capital stock, of any class.

          12. Defaults/Rights and Remedies of Lender Upon Default. In each case of happening of any of the following events (each of which is herein and in the Note and the Security Documents sometimes called an "Event of Default"):

                           (a)  default in the payment of any amount of the Loan
                  Balance or any mandatory prepayment or other amount (including, without limitation, Interest) due under this Agreement or the Note, which shall remain unremedied for a period of two (2) Business Days after written notice from Lender to Borrower that such amount is due and payable;

                           (b) default in the due  observance or  performance of
                  any covenant, condition or agreement contained in Sections 10 or 11 hereof; in the Note or in any instrument granting security to Lender for the Note, and such default shall continue unremedied for thirty (30) days after written notice thereof by Lender to Borrower;

                           (c) default in the due  observance or  performance of
                  any other covenant, condition or agreement, on the part of Borrower to be observed or performed pursuant to the terms hereof (except as specifically referred to in this Section
                  12), and such default  shall  continue  unremedied  for twenty
                  (20) days after `written notice thereof by Lender to Borrower;

                           (d) any  representation or warranty made herein or in
                  any report, certificate, financial statement or other instrument finished in connection with this Agreement, or the making of the Loans by Lender hereunder, shall prove to be false or misleading in any material respect when made;

                           (e) default with respect to any evidence of indebtedness of Borrower (other than to Lender), if the effect of such default is to accelerate the maturity of such indebtedness or to permit the holder thereof to cause such indebtedness to become due prior to the stated maturity thereof; or if any indebtedness of Borrower (other than to Lender) is not paid, when due and payable, whether at the due date thereof or a date fixed for prepayment or otherwise;

                           (f) Borrower shall (i) discontinue or abandon operation of its business; (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (iii) admit in writing its inability to pay its debts as they mature, (iv) make a general assignment for the benefit of creditors, (v) file, or have filed against it a petition for relief under Title 11 of the United States Code or (vi) file, or have filed against it, a petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if corporate action shall be taken for the purpose of effecting any of the foregoing;

                           (g) any order,  judgment or decree  shall be entered,
                  without the application, approval or consent of Borrower by any court of competent jurisdiction, approving a petition seeking reorganization of either Borrower or appointing a receiver, trustee, custodian or liquidator of Borrower or of all or a substantial part of the assets of Borrower, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days;

                           (h) final judgment for the payment of money in excess
                  of an aggregate of Fifty Thousand Dollars ($50,000) shall be rendered against Borrower, and the same shall remain undischarged for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed;

                           (i) the  occurrence of any attachment of any deposits
                  or other property of Borrower in the hands or possession of Lender, or the occurrence of any attachment of any other property of Borrower in an amount exceeding Twenty-five Thousand Dollars ($25,000) which shall not be discharged within thirty (30) days of the date of such attachment unless being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided on the books of Borrower;

                           (f) the occurrence of any event or condition described in paragraph (d), (e), (f), (g) or (h) of this
                  Section 12 with respect to (1) Guarantor or (2) any other Person liable, in whole or in part, for payment or performance hereof or of the Note;

                           (k) for any reason, any Security Document at any time
                  shall not be in frill force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien or charge granted pursuant thereto shall fail to be perfected, or Borrower shall contest the validity, enforceability or perfection of any Lien granted pursuant thereto, or Borrower shall seek to disaffirm, terminate, limit or reduce its obligations under any Security Documents;

               (l) the occurrence of any Event of Default (as defined therein) under any of the Security Documents;

                           (m) for any reason  Guarantor shall terminate or seek
                  to terminate or limit, by written or verbal notice, its Guaranty or shall be in default of Guarantor's own obligations to Lender;

                           (n) the  occurrence of any Event of Default under (i)
                  a certain Trading Agreement between Lender and Dakota dated September 12, 1994, as the same may be amended, modified, restated or supplemented from time to time or (ii) the Refining Agreements; or

                           (o) the occurrence of any default or Event of Default
                  by Borrower or any subsidiary or affiliate of Borrower under any agreement promissory note or other documents with or in favor of N.M. Rothschild & Sons Ltd.; then, upon the occurrence of any such Event of Default which has not been cured by Borrower or waived in writing by Lender, Lender may, by notice to Borrower; declare all indebtedness, liabilities and obligations of Borrower to Lender to be immediate due and payable. Upon Lender's declaration (the "Date of Acceleration"), such indebtedness shall be immediately due and payable, both as to principal and/or interest, without presentment, demand, protest or notice of any land, all of which are hereby expressly waived, anything contained herein or in the Note or in any other evidence of such indebtedness to the contrary notwithstanding (except with respect to any Event of Default set forth in Section 12(f), in which case all indebtedness, liabilities and obligations shall automatically become immediately due and payable without the necessity of any notice or other demand). Lender, in such instance, may enforce payment of the same, may liquidate any or all of the then open positions of Borrower with Lender (including, without limitation, option or forward contracts), and may exercise any or all of the rights, powers and remedies possessed  by  Lender  under  the Note,  this  Agreement,  the
                  Security Documents or under any agreement securing the obligations of Borrower to Lender, whether afforded by law or in equity. The remedies provided for herein are cumulative and are not exclusive of any other remedies provided by law. Borrower agrees to pay Lender's reasonable attorneys' fees and legal expenses incurred in enforcing Lender's rights, powers and remedies under this Agreement, the Note and any Security Documents.

                  13.  Miscellaneous.

                           (a) This  Agreement  and all  covenants,  agreements,
                  representations and warranties made herein and in the certificates delivered pursuant hereto, shall survive the execution and delivery to Lender of this Agreement and the Note, and shall continue in full force and effect so long as the Note or any other indebtedness or obligations of Borrower to Lender is outstanding and unpaid. In this Agreement, reference to a party shall be deemed to include the successors and assigns of such party; provided, however that Borrower shall not assign its rights hereunder or any interest herein to any other party without the prior written consent of Lender and any such purported assignment shall be void. All covenants, agreements and indemnities in this Agreement and the Note by or on behalf of Borrower shall inure to the benefit of the successors and assigns of Lender and no assignment of this Agreement and the Note will affect any of Borrower's representations and warranties hereunder or thereunder. Borrower acknowledges and agrees that from time to time Lender may assign its rights under this Agreement and the Note or any interest herein or therein to one or more financial institutions. Any assignee of the Note shall take the Note free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Borrower may have against any assignor of the Note, and no such offset, counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon the Note or under this Agreement, and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower. The foregoing shall not be deemed or construed to limit the liability of a prior holder of the Note for damages relating to any such offset, counterclaim or defense
                           (b) Borrower  will  reimburse  Lender upon demand for
                  all out-of-pocket costs, charges and expenses of Lender (including reasonable fees and disbursements of counsel to Lender) in connection with (i) the preparation, execution and delivery of this Agreement, the Note and any Security Documents and the making of the Loan (such fees not to exceed $ 15,000), (ii) any amendments, modifications, consents or waivers in respect thereof, (iii) enforcing or defending Lender's rights under or in respect of this Agreement, the Note and the Security Documents and any other document or instrument now or hereafter executed in connection herewith,
                  (iv) foreclosing or otherwise collecting upon the Security Documents and (v) obtaining legal, accounting or other advice in connection with any of the foregoing.

                           (c) This Agreement and the Note shall be construed in
                  accordance with and governed by the laws of the State of New York without giving effect to principles of conflict of law

                           (d) No  modification  or waiver of any  provision  of
                  this Agreement, or of the Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. No notice to, or demand, on Borrower, in any case, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

                           (e) Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder, or under the Note, or any other instrument given as security therefor, shall operate as a waiver thereof; nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any other right, power or privilege.

                           (f) All  Notices,  communications  and  distributions
                  hereunder shall be given or made to the intended recipient at its Principal Office; or at such other address as the addressee may hereafter specify for the purpose by written notice to the other party hereto Such Notices and other communications (including, without limitation, any modifications of; or waivers or consents under, this Agreement) shall be given or made in writing (including facsimile transmissions), sent by overnight delivery service, facsimile transmission or band- delivered to the other party at that party's Principal Office. All such Notices and other communications shall be deemed to have been duly given when transmitted by facsimile transmission or personally delivered or, in the case of overnight delivery, upon receipt, in each case given or addressed as aforesaid.

                           (g) This Agreement shall be binding upon and inure to
                  the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender

                           (h) Borrower  hereby submits to the  jurisdiction  of
                  the courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of Borrower's obligations under or with respect to this Agreement, the Note, or with respect to the transactions contemplated hereby and Borrower expressly waives any and all objections it may have as to venue in any such courts. Borrower also waives any objection it might now or hereafter have on the ground that any such action or proceeding in such federal or state court has been brought in an inconvenient forum. BORROWER AND LENDER EACH WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT By EITHER OF THEM AGAINST THE OTHER ON ANY MATTER WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN). Borrower hereby irrevocably designates and appoints CT Corporation System, 1675 Broadway, Denver, Colorado 80202, as its attorney-in-fact to receive service of process in any suit, action or proceeding arising out of any of its obligations under or with respect to this Agreement or the transactions contemplated hereby, it being expressly stipulated and agreed by Borrower that service upon such attorney-in-fact shall constitute personal service upon it Concurrently with the service of process upon such attorney-in-fact, copies of the papers so served shall be sent to Borrower. In the event such attorney-in-fact at any time is incapable of acting or resigns such appointment, then Borrower shall immediately appoint a successor and give notice thereof to Lender. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

                           (i) Upon the occurrence and during the continuance of
                  any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower, against any and all of the indebtedness, liabilities, and obligations of Borrower now or hereafter existing under this Agreement or the Note and although such obligations may be contingent and unmatured. Lender agrees promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

                           (j) All  agreements  between  Borrower and Lender are
                  hereby expressly limited so that in no contingency or event whatsoever whether by reason of acceleration of the maturity of indebtedness or otherwise shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by the Note exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement and the Note shall be governed by such new law as of its effective date. If, from any circumstance whatsoever, fulfilment of any provisions hereof or of the Note at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto. the obligation to be fulfiled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be interest shall be applied to the reduction of the principal balance of the Note and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender

                           (k) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                           (1) Any Section heading in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose As used in this Agreement, the term "person" shall include any individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

                           (rn) Borrower hereby agrees to indemnify,  defend and
                  hold harmless Lender and its officers, directors, employees and agents (collectively the "Indemnified Parties") against, and agrees to hold the Indemnified Parties harmless from, any and all liability, losses (excluding loss of profits), damages and expenses (including reasonable counsel fees and expenses) of any kind whatsoever which may be incurred by any of the Indemnified Parties arising out of; in any way connected with, or as a result of (i) any breach of any of the representations or warranties made by Borrower in Section 8 hereof and any breach of any covenant made by Borrower in Sections 10 and 11 hereof; (ii) any claim, action, suit, investigation or proceeding relating to Borrower, whether or not any
                  Indemnified Party is a party thereto or target thereof; provided that the foregoing indemnity shall not apply to any such liability, losses, damages or expenses of an Indemnified Party to the extent arising from willful misconduct or gross negligence of such Indemnified Party or (iii) any losses, claims, damages, liabilities, judgments or expenses arising out of; or in any way related to (A) the presence, disposal, spillage, discharge, leakage, release or threatened release of any hazardous material about, from or affecting any property of Borrower, (B)any personal injury or property damage arising out of or related to any hazardous material or (C) any violation of any environmental law or requirement. Borrower's obligations set forth in this Section 13(m) shall survive any termination of this Agreement and the payment in full of all indebtedness, liabilities and obligations of Borrower to Lender.

                           All indemnities set forth herein, including,  without
                  limitation, this Section 13(m), shall survive the execution and delivery of this Agreement and the Note and the making and repayment of the Loan
                           (n)  Lender represents and warrants to Borrower that:

                                    (i)  Lender (A) is duly  organized,  validly
                           existing and in good standing under the laws of the state of its incorporation, (B) has Exit power and authority to own its properties and to carry on business as now being conducted and (C) has full power to execute, deliver and perform its obligations hereunder; and

                                    (ii)  The   execution   and   delivery   and
                           performance by Lender of its obligations under this Agreement have been duly authorized by all requisite action and will not violate any provision of law, any order of any court or other agency of government, the corporate charter or by-laws of Lender to any indenture, agreement or other instrument to which it is a part or by which it is bound.

                           (o) This  Agreement  may be executed in any number of
                  counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                           (p) The provisions contained herein shall,  effective
                  the date hereof, be deemed to amend and restate the terms of the 1996 Revolving Credit Agreement in its entirety, provided, however, that Borrower shall remain obligated to pay to Lender any and all accrued fees, charges and other amounts due under the 1996 Revolving Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and the year first above written.

                                              Borrower:

                                             DAKOTA MINING CORPORATION



                                             By:  /c/s        Robert R. Gilmore

                                          Title:  Vice President, Finance & CFO

                                               BROHM MINING CORP.



                                          By:  /c/s       Robert R. Gilmore

                                           Title: Vice President, Finance & CFO


                                                 STIBNITE MINE INC.


                                         By:  /c/s       Robert R. Gilmore

                                        Title: Vice President, Finance & CFO

                                              BARRIER REEF, INC.

                                         By:  /c/s       Robert R. Gilmore

                                       Title: Vice President, Finance & CFO


                                    Lender:

                                             GERALD METALS, Inc.

                                      By_____________________________________

                                     Title:___________________________________

                                            By:  /c/s     Robert C. Kaeser

                                               Title:   Vice President

            EXHIBITS TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

EXHIBIT A                 Note
EXHIBIT B                 Request for Loan
EXHIBIT C                 Permitted Liens
EXHIBIT D                 Opinion of Borrower's counsel
EXHIBIT E                 Insurance Endorsement

                              AMENDED AND RESTATED
                                SECURED LOAN NOTE


                           $7,500,000 March 20, 1997

         FOR VALUE RECEIVED, DAKOTA MINING CORPORATION, a federal corporation organized under the Canada Business Corporation Act, BROHM MINING CORP., a South Dakota corporation, STIBNITE MINE INC., a Delaware corporation, and BARRIER REEF INC., a Delaware corporation (jointly and severally, "Borrower"), promise to pay to GERALD METALS, INC., a Delaware corporation lender or to its order, at its principal office at High Ridge Park, Stamford, Connecticut 06904, the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000) or the aggregate unpaid principal amount of loans made by Lender to Borrower pursuant to that certain Amended and Restated Loan Agreement of even date herewith between Borrower and Lender (hereinafter, as the same may be amended, modified, restated or supplemented from time to time, the "Loan Agreement"), whichever amount is less. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

         The outstanding principal amount hereof; together with accrued and unpaid interest thereon, shall he due and payable in the amount, at the rate and on the dates set forth in, and shall he calculated in accordance with the terms and provisions of; the Loan Agreement.

         Methods of Payment. Payments of both principal and interest as required hereunder shall be made in lawful money of the United States of America m immediately available funds at the principal office of The Chase Manhattan Bank, N.A., New York, New York for the account of Lender (Account No. 910-120-1995, ABA No 021000021) initiated by bank wire transfer not later than 12:00 noon New York time on the date on which such payment shall become due (each such payment initiated after such time on such due date to be deemed to have been made on the next succeeding Business Day) or such other account at the same or such other bank as Lender shall direct. If any payment of principal or interest shall become due on a Saturday, Sunday, public holiday under the laws of the State of New York or on any other day on which banking institutions are authorized or obligated by law to close in New York, New York or Denver, Colorado, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

         Prepayment. Except as otherwise provided in Section 5 of the Loan Agreement, this Note may be prepaid in whole or in part without premium or penalty. Any payments received on this Note shall be applied first to any unpaid fees or expenses incurred in connection with the making of the advances hereunder, next to accrued but unpaid interest and then to principal amounts outstanding.

         Related Documents. This Note is the Amended and Restated Loan Note referred to in, made pursuant to the terms of; and governed by the Loan Agreement, which Loan Agreement is hereby incorporated herein as if set forth herein at length This Note is entitled to all of the benefits of the Loan Agreement, including provisions governing the payment and the acceleration of maturity hereof. This Note is secured, inter alil by certain "Collateral" (as defined in the Loan Agreement) and is entitled to the benefits thereof.

         Remedies After Default. If an Event of Default as defined in the Loan Agreement or in any of the Security Documents (as defined in the Loan Agreement) has occurred and is continuing, the entire unpaid principal balance hereunder, and all other sums paid by Lender to or on behalf of Borrower pursuant to the terms of this Note, the Loan Agreement, the Security Documents or any of the other Loan Documents (as defined in the Loan Agreement), together with unpaid interest thereon, shall at the option of Lender become immediately due and payable without further notice or demand and Lender may forthwith exercise the remedies available to Lender at law and in equity as well as those remedies set forth in this Note, the Loan Agreement, the Security Documents and the other Loan Documents and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof; and no failure on the part of Lender to exercise any of Lender's rights hereunder or under any other Loan Document shall be deemed a waiver of any such rights or of any default. Irrespective of the exercise or nonexercise of any of the aforesaid rights, Borrower shall pay interest with respect to all amounts not paid when due under this Note at a rate equal to four percent (4%) greater than the Prime Rate (as defined in the Loan Agreement), computed from the date due and calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

         Waivers. Borrower hereby waives presentment for payment, protest and demand, and notice of protest, demand and/or dishonor and nonpayment of this Note, notice of any Event of Default under the Loan Agreement or any of the Security Documents except as specifically provided therein, and all other notices or demands otherwise required by law that Borrower may lawfully waive Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time, without in any way affecting the liability of Borrower. No unilateral consent or waiver by Lender with respect to any action or failure to act which, without consent, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by Lender.

         Governing Law. The rights and obligations of Borrower and all provisions hereof shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

         Consent to Jurisdiction; Jury Trial Waiver. Borrower hereby submits to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of Borrower's obligations under or with respect to this Note, and expressly waives any and all obligations it may have as to venue in any of such courts. BORROWER AND LENDER EACH HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTERS WHATSOEVER (INCLUDING, WITHOUT LIMLTATION, ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE, THE LOAN AGREEMENT, THE SECURITY DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN). No party to this Note, including but not limited to any assignee of or successor to Borrower or Lender, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of; this Note, the Loan Agreement, the Security Documents or any related instruments or the relationship between the parties. No party will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot be or has not been waived. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY BORROWER AND LENDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WELL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         Savings Clause. All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect If; from any circumstance whatsoever, fulfillment of any provision hereof or of the Loan Agreement or the Security Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest This provision shall control every other provision of all agreements between Borrower and Lender.

         Attorneys' Fees. If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, Borrower will pay a reasonable attorneys' fee to the holder hereof together with reasonable costs and expenses of collection.

         Continued Liability. Borrower shall remain primarily liable on this Note and the Security Documents until full payment, unaffected by any agreement or transaction between Lender and any subsequent Borrower as to payment of principal, interest or other moneys, by any forbearance or extension of time, guaranty or assumption by others, or by any other matter, as to all of which notice is hereby waived by Borrower.

         Section Headings. Any section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose.

         Amended and Restatement of Prior Agreement. The provisions contained herein shall, effective the date hereof; amend and restate in their entirety the terms of a certain $4,000,000 Secured Revolving Loan Note of Borrower in favor of Lender dated April 12, 1996, provided, however, that Borrower shall remain obligated to pay Lender all accrued interest and charges under such $4,000,000 Secured Revolving Loan Note, and all principal outstanding under such $4,000,000 Secured Revolving Loan Note shall hereafter be deemed to be outstanding under this Note.

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

WITNESS:                                    DAKOTA MINING CORPORATION



_______________________________________ By_____________________________________

                                      Title:___________________________________

                                            BROHM MINING CORP.



_____________________________________   By_____________________________________

                                     Title:___________________________________

                                         STIBNITE MINE INC.



______________________________________ By_____________________________________

                                      Title:___________________________________

                                               BARRIER REEF, INC.



____________________________________  By_____________________________________

                                     Title:___________________________________

                                    EXHIBIT B

                                REQUEST FOR LOAN

                                               ________________ 1997
Gerald Metals, Inc.
High Ridge Park
Stamford, Connecticut 06904
FAX No.: (203)329-4844
Attention:

Ladies and Gentlemen:

         Pursuant to the provisions of Section 2(a) of the Amended and Restated Loan Agreement dated as of March ___ 1997, between the undersigned and Gerald Metals, Inc., as the same may be amended, modified, restated or supplemented from time to time (the "Agreement"), the undersigned, as borrower, hereby requests a Loan of________________________________ Dollars ($___________) to be
made on  ___________  1997 which Loan shall be  evidenced  by the  undersigned's
Amended and Restated Secured Loan Note dated March ___, 1997. The principal balance outstanding under said Secured Loan Note, after taking into consideration the amount of the Loan requested hereunder, is _______________________________________________ Dollars
($------------).

         The undersigned hereby represents and warrants that (i) no event has occurred and is continuing, or would result from the proposed Loan, which constitutes an "Event of Default" or a "Default' as each term is defined in the Agreement and (ii) the representations and warranties in Section 8 of the Agreement are true and correct as of the date hereof. The undersigned further represents and warrants that the financial condition of the undersigned has not materially adversely changed since the submission of the undersigned's most recent financial information to Lender

         The officer signing below hereby individually represents that he/she is an authorized officer of the undersigned Borrower and is authorized to request the Loan on behalf of such Borrower

                                     Very truly yours,

                                    DAKOTA MINING CORPORATION



                                By:     /c/s  Robert R. Gilmore

                                Title:  Vice President, Finance & CFO

                                            BROHM MINING CORP.



                               By:  ___________________________________

                               Title___________________________________

                                         STIBNITE MINE INC.



                                 By_____________________________________

                              Title:___________________________________

                                       BARRIER REEF, INC.



                                    By_____________________________________

                                  Title:___________________________________

                                    EXHIBIT C

                     TO AMENDED AND RESTATED LOAN AGREEMENT

                                 PERMITTED LIENS


         (A) Property of Dakota Mining Corporation described in the following financing statements on file on the date hereof:


                                                                                                   Collateral
         Filing Office          Secured Party             File No.              File Date          Description
-----------------------------------------------------------------------------------------------------------------------------
         Colorado              Sanwa Leasing              952041920             6/2195               Computers
         Secretary of          Corporation
         State
-----------------------------------------------------------------------------------------------------------------------------
                               Pitney Bowes               952053190             7/18/95              Equipment
                               Credit Corporation
-----------------------------------------------------------------------------------------------------------------------------
         South Dakota          Arrowhead                  951090900531          4/19/95              Specific equipment
         Secretary of          Industrial Water
         State
-----------------------------------------------------------------------------------------------------------------------------
                               Butler Machinery           951421102189          5/22/95              Specific equipment
                               Company
-----------------------------------------------------------------------------------------------------------------------------
                               Butler Machinery           951600900336          6/9/95               Specific equipment
                               Company
-----------------------------------------------------------------------------------------------------------------------------



     (B) Uniform Commercial Code financing statements filed in favor of D.H. Blattner & Son, Inc. with the Secretaries of State of Colorado and Idaho, County Recorder of Valley County, Idaho subsequent to the filing of Uniform Commercial Code financing statements filed in favor of Gerald Metals, Inc. (as noted in (E) below).

     (C) First Mortgage, Assignment of Rents and Royalties, Security Agreement and Financing Statement dated April, 1996 filed by Gerald Metals, Inc. on the real property of Stibnite Mine Inc. and Barrier Reef Inc. located in Idaho.

     (D) Mortgage -- Collateral Real Estate Mortgage dated April, 1996 filed by Gerald Metals, Inc. on the property of Brohm Mining Corp. located in South Dakota.

     (E) Property described in the following financing statements on file on the date hereof, all of which list Gerald Metals, Inc. or its assignee BHF Bank Aktengesellscahft, as the secured party.


            Filing Office                               Debtor File                           No. and Date
-----------------------------------------------------------------------------------------------------------------------------
         Colorado Secretary of State            Dakota Mining Corporation               962030300-- 4/19/96
-----------------------------------------------------------------------------------------------------------------------------
                                                Brohm Mining Corporation                962030299-- 4/19/96
-----------------------------------------------------------------------------------------------------------------------------
                                                Stibnite Mine Inc.                      922056191--8/03192
                                                                                        962030297 - 4/19196
-----------------------------------------------------------------------------------------------------------------------------
                                                Barrier Reef Inc.                       922056190-- 8/3/92
                                                                                        962030298 - 4/19196
-----------------------------------------------------------------------------------------------------------------------------
         South Dakota                            Brohm Mining Corp.
         Secretary of State
-----------------------------------------------------------------------------------------------------------------------------
         Lawrence Co., South Dakota             Brohm Mining Corp.
         Register of Deeds
-----------------------------------------------------------------------------------------------------------------------------
         Idaho Secretary of State               Stibnite Mine Inc.
                                                Barrier Reef Inc.
-----------------------------------------------------------------------------------------------------------------------------
         Valley Co., Idaho                      Stibnite Mine Inc.
         Clerk and Recorder                     Barrier Reef Inc.
-----------------------------------------------------------------------------------------------------------------------------


A description of collateral covered by the foregoing financing statements is set forth in Schedule A attached hereto.

          (F) Property of Brohm Mining Corp. described in the following financing statement on file on the date hereof:


                                                                                                   Collateral
         Filing Office          Secured Party             File No.              File Date          Description
-----------------------------------------------------------------------------------------------------------------------------
         Colorado              Caterpillar Financial      962052327             7/10/96              Equipment
         Secretary of          Services Corp.
         State



         (G) See Opinions of Title delivered by the Law Offices of Marvin D. Truhe to Dakota and dated as of January 15, 1996 and April 4, 1996, copies of which have been delivered to Gerald.


Debtor:               Dakota Mining Corporation
                      410 Seventeenth Street, Suite 2450
                      Denver, Colorado 80202

Secured Party:        Gerald Metals,, Inc.
                      High Ridge Park
                      P.O. Box 10134
                      Stamford, Connecticut 06904

         All fixtures and all tangible and intangible personal property of Debtor of every kind and description and wherever located, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest, including, without limitation:

                  (1) all equipment (as such terms defined in the Uniform Commercial Code the "UCC"), machinery and fixtures, including, without limitation, all data processing and computer equipment, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

                  (2) all products, goods and inventory (as such term is defined in the UCC), including without limitation, all ore (in whatever form), merchandise, raw materials, work in process, parts, components, dies, molds, finished goods and all product inventory returned to or repossessed by Debtor, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

                  3) all instruments (as such term is defined in the UCC), documents of title, general intangibles, contract rights and policies and certificates of insurance, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

                  (4) all accessions, additions and improvements to, and all proceeds and products of, all of the foregoing included collateral, including proceeds of insurance, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest; and

                  (5) all books, records, documents, computer tapes and discs relating to all of the foregoing included collateral, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest.

                                    EXHIBIT D

                     TO AMENDED AND RESTATED LOAN AGREEMENT


                                                              March ___, 1997


Gerald Metals, Inc.
High Ridge Park, P.O. Box 10134
Stamford, Connecticut 06904


          Re: Amended and Restated Revolving Loan Agreement among Gerald Metals, Inc., Dakota Mining Corporation, Stibnite Mine Inc., Barrier Reef The. and Brohm Miring Corp.


Ladies and Gentlemen:

         We have acted as counsel to Stibnite Mine Inc., a Delaware corporation ("Stibnite"), Barrier Reef Inc., a Delaware corporation ("Barrier"), Brohm Miring Corp., a South Dakota corporation "Brohm"), and MinVen Gold (USA) Corporation, a Delaware corporation "Guarantor"), and as local counsel to Dakota Mining Corporation, a federal corporation organized under the Canada Business Corporations Act ("Dakota"; together with Stibnite, Barrier and Brohm, "Borrower"), in connection with the amendment and restatement of the various documents pertaining to a $4,000,000 loan (the "Loan") from Gerald Metals, Inc. "Lender") to Borrower on April 15, 1996, including the Amended and Restated Revolving Loan Agreement of even date herewith (the "Amended Loan Agreement") among Borrower and Lender and the amended and restated limited guaranty of the Loan by Guarantor. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Amended Loan Agreement. In rendering the opinions set forth below, we have examined, reviewed and relied upon the following:

         1.       facsimiles or executed copies of the following:

               (a) Amended Loan Agreement (including as to factual matters, the representations and warranties set forth in Section 8 thereof?);

               (b) Amended and Restated Secured Revolving Loan Note of even date herewith of Borrower in favor of Lender (the "Amended Note");

               (c) Amended First Mortgage, Assignment of Rents and Royalties, Security Agreement and Financing Statement of even date herewith of Stibnite and Barrier in favor of Lender (the "Amended Idaho Mortgage") (including, as to factual matters, the representations, covenants and agreements contained therein);

               (d) Amended Mortgage--Collateral Real Estate Mortgage of even date herewith of Brohm in favor of Lender (the "Amended South Dakota Mortgage") (including, as to factual matters, the covenants and agreements contained therein);

               (e) Amended and Restated Security Agreement of even date herewith between Dakota and Lender (including, as to factual matters, the representations and warranties set forth in
                    Section 3 thereof);

               (f) Amended and Restated Security Agreement of even date herewith between Brohm and Lender (including, as to factual matters, the representations and warranties set forth in
                    Section 3 thereof);

               (g) Amended and Restated Security Agreement of even date herewith between Stibnite and Lender (including, as to factual matters, the representations and warranties set forth in Section 3 thereof);

               (h) Amended and Restated Security Agreement of even date herewith between Barrier and Lender (including, as to factual matters, the representations and warranties set forth in Section 3 thereof);

               (i) Amended UCC-1 Financing Statements wherein Borrower is the debtor and Lender is the secured party ("Amended Financing Statements") under the Uniform Commercial Code (the "UCC") of Colorado, Idaho and South Dakota, which Amended Financing Statements have been or are to be filed in the filing offices listed on Schedule A hereto;

               (j) Amended and Restated Limited Guaranty of even date herewith of Guarantor favor of Lender; and

               (k) Amended and Restated Pledge Agreement of even date herewith between Lender and Guarantor (the "Amended Pledge Agreement") (including, as to factual matters, the representations and warranties set forth in Section 4 thereof);

(the documents listed in (a) through (k) above are collectively referred to herein as the "Transaction Documents" and references to one or more Transaction Documents with respect to a particular person or persons, refer only to those Transaction Documents to which such person or persons is a party; the documents listed in (e) through (h) above are collectively referred to herein as the "Security Agreements");

               2.   facsimiles  or  copies  of   resolutions   authorizing   the
                    execution and delivery by Borrower of the Transaction Documents and related matters;

               3.   facsimiles  or  executed   copies  of  certificates  of  the
                    Assistant Secretaries of the Borrower certifying the adoption of such resolutions by the Borrowers' Boards of Directors and the effectiveness of such resolutions;

               4. copies of the certificates of incorporation (or like charter document) and bylaws of Borrower and Guarantor; and

               5. certificates from the Secretary of State of Delaware as to the good standing of Stibnite and Barrier, a certificate from the Secretary of State of South Dakota as to the good standing of Brohm, and a Certificate of Compliance of Industry Canada with respect to Dakota.

         In connection with the rendering of the opinions and other statements set forth herein, we have not undertaken a general investigation of facts, nor have we independently verified the accuracy or completeness of any records, agreements, instruments, documents, certificates or letters delivered to us or of any of the representations, warranties or statements made to us.

         Although we have in the past been engaged to render legal services to Borrower, our engagements have been limited to matters specified by their senior officers and, consequently, we are not familiar with all of their legal affairs.

         We are qualified to practice law in the State of Colorado and, notwithstanding any provision of this opinion to the contrary, we express no opinion concerning the applicability or effect of any laws other than the internal laws of the State of Colorado, the Delaware Corporation Law and the federal law of the United States of America (without reference to choice or conflict of laws principles or requirements). For all purposes of this opinion, we have assumed the applicability solely of the laws referenced in this paragraph, notwithstanding statements in the Transaction Documents and other controlling facts to the contrary.

         In rendering this opinion, we have assumed, without independent inquiry, that:

         1. All panties to the Transaction Documents other than Borrower and Guarantor have the power and authority (corporate, partnership or other) to execute, deliver and perform the Transaction Documents, and the Transaction Documents constitute the legal, valid and binding obligations of the other parties thereto.

Gerald Metals, Inc.
March ___ 1997
Page 4


         2. Borrower owns the Collateral- We express no opinion as to the existence of or the right, title or interest of Borrower in, to or under any of the Collateral. We assume that the descriptions of the Collateral described, appearing or contained in the Amended Idaho Mortgage, the Amended South Dakota Mortgage, the Security Agreements and the Amended Financing Statements are accurate, complete and legally sufficient for all purposes.

         We have also assumed the genuineness and authorization of all signatures (other than those of borrower and Guarantor) on all documents submitted to us as or-is, copies, or facsimiles, the legal capacity of natural persons who signed any documents submitted to us as originals, copies, or facsimiles (other than those of Borrower and Guarantor), the authenticity and accuracy of all documents submitted to us as originals and conformity to the or-is of all documents submitted to us as copies or facsimiles. We have assumed the genuineness of all signatures of Borrower and Guarantor on all documents submitted to us as or-is, copies or facsimiles. We have assumed that all of the Transaction Documents have been properly executed by all parties thereto.

         Based on the foregoing and with due regard to legal considerations that we deem relevant, we are of the following opinions:

     1. Each of Borrower and Guarantor is a corporation duly organized validity existing and in good standing under the laws of its state of incorporation.

     2. Each Borrower has the corporate power and authority to own its property and assets, Guarantor has the corporate power and authority to own the Pledged Shares (as defined in the Amended Pledge Agreement), and each of Borrower and Guarantor have the corporate power and authority to transact the business in which it is engaged, and to execute and deliver the Transaction Documents and to perform its obligations under the Transaction Documents. Each of Borrower and Guarantor has taken all necessary corporate action to authorize such execution, delivery and performance.

     3. To our knowledge, without independent investigation of any kind and without any actual or implied duty to perform any independent investigation, the execution and delivery of the Transaction Documents by each of Borrower and Guarantor, and the performance of its respective obligations therein, do not violate or conflict with any order or judgment of any court or other agency of government applicable to Borrower or Guarantor (as applicable) or any provision of Borrower's or Guarantor's respective articles of incorporation (or like charter document) or bylaws.

     4. No filings or registrations with any governmental office, authority or agency are necessary in order to establish and perfect a security interest in the Collateral in favor of Lender, except for the following; (i) the re9ording of the Amended Idaho Mortgage and Amended South Dakota Mortgage in

Gerald Metals, Inc.
March ___ 1997
Page 5


          the filing offices listed on Schedule B hereto; (ii) the filing of the Amended Financing Statements in the filing offices listed in Schedule A hereto; and (iii) the filing of continuation statements with respect to the Amended Financing Statements at required intervals and in accordance with applicable law.

     5. Assuming the applicability solely of the internal laws of the State of Colorado, the Delaware Corporation Law and the federal law of the United States of America (without regard to choice or conflict of law principles or requirements), the obligations of each of Borrower and Guarantor under the Transaction Documents constitute its legal, valid, binding and enforceable obligations, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally; (ii) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law); and (iii) the assumptions, exceptions and qualifications set forth elsewhere in this opinion. Notwithstanding the foregoing, and subject to the assumptions, exceptions and qualifications set forth elsewhere in this opinion, certain remedies, waivers, rights of Lender and other provisions of the Transaction Documents may not be valid, binding or enforceable under the laws expressly referenced above in this paragraph; however, in our opinion, such matters should not render the Transaction Documents, as against Borrower and Guarantor, invalid as a whole or preclude (i) the judicial enforcement of the obligation of the Borrower to repay the principal, together with interest thereon (to the extent not deemed a penalty) as provided in the Amended Note; (ii) the acceleration of the obligation of the Borrower to repay such principal, together with such interest, upon a default by Borrower in the payment of such principal or interest, or upon a material default in any other material provision of the Transaction Documents; and (iii) the foreclosure against the Borrower in accordance with applicable law on the liens and security interest in the Collateral created by the Transaction Documents upon maturity or upon the acceleration pursuant to clause (ii) above of this sentence.

                      FURTHER EXCEPTIONS AND OUALIFICATIONS

         The  foregoing  opinions  are  subject  to  the  following   additional
assumptions, limitations and qualifications:

         1. For purposes of the opinions expressed herein, we have assumed that the recording and filing of the Amended Idaho Mortgage and Amended South Dakota Mortgage and the Amended Financing Statements in the offices listed in Schedule A and Schedule B hereto shall have been properly accomplished such that the same shall be accurately abstracted and indexed in each instance by such office and that no mistakes or errors shall have occurred in connection with such recording and filing We have assumed that Lender will hold physical possession of all stock pledged under the Amended Pledge Agreement and associated stock powers.

Gerald Metals, Inc.
March ___ 1997
Page 6


     2. Our opinions are rendered solely for the benefit of Lender and no other party shall be entitled to rely on any matter set forth herein without the express written consent of this firm. These opinions may not be publicized or quoted to any other party without the prior written consent of this firm or as may be required by law We disavow any obligation to update these opinions or advise the addressee here of any changes m our opinions in the event of changes of applicable law becoming effective after the date hereof or if additional or newly discovered information is brought to our attention after the date hereof The opinions set forth in this opinion letter are limited to the matters expressly stated herein, and no opinion may be Inferred beyond the matter expressly so stated.

     3. We express no opinion as to the priority of any lien, claim, charge, pledge, security interest, mortgage, deed of trust or other encumbrance on the Collateral described in the Amended Idaho Mortgage, Amended South Dakota Mortgage, Security Agreements and Amended Financing Statements.

     4. We render no opinion regarding the perfection of any security interest in motor vehicles, airplanes, trucks, railroad cars, barges or other similar types of equipment with respect to which certificates of title or other similar documents evidencing ownership are issued by a governmental entity.

     5.   We have  assumed  that the  Amended  Financing  Statements  adequately
          describe  the  Collateral   which  is  the  subject  of  the  Security
          Agreements.

     6. To the extent any opinion or confirmation set forth herein is rendered "to our knowledge" or otherwise indicates or refers to our knowledge or belief, our knowledge or belief is based solely upon our actual knowledge without our having obtained any factual certificates from Borrower or Guarantor and without our having made or undertaken any factual investigation or due diligence not disclosed in this opinion letter.

     7. Notwithstanding any provision of this opinion to the contrary, we provide no opinion whatsoever as to the following: (i) any provisions of the Transaction Documents providing for jurisdiction or venue for resolution of disputes or for enforcement of rights or the choice of law to govern the construction or enforcement of the Transaction Documents; (ii) any prohibitions, requirements for consents or other terms or conditions contained in any agreement or undertaking between Borrower and or Guarantor and any lessor, royalty holder or landowner;
          (iii) the validity, legality or enforceability of the granting of any security interest in any governmental permit, license or authorization held by Borrower or in any other asset in which a governmental agency, authority or instrumentality holds an interest; (iv) any stock option agreement of Dakota in favor of Lender; (v) any rights of subrogation as between Lender and any third party; and (vi) whether the Transaction Documents and the loans thereunder comply with applicable laws governing usury.

Gerald Metals, Inc.
March ___ 1997
Page 7


     8. This opinion is subject to and governed in all respects by the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
          (1991), as modified by the Report (the "Report") of the ABA Section of Real Property, Probate and Trust Law and the American College of Real Estate Lawyers (I 993) as to opinions pertaining to Real Estate Secured Transactions or to security interests in real property. As a consequence, and notwithstanding any provision of this opinion to the contrary, this opinion is subject to all of the qualifications, exceptions, limitations on coverage and other limitations described in the Accord and the Report (collectively "Other Qualifications"), regardless of whether the Other Qualifications are expressly repeated herein an regardless of whether the Other Qualifications conflict or are inconsistent with any provision of this opinion. The Other Qualifications shall be deemed to apply to all aspects of this opinion and to all aspects of the transactions and Transaction Documents that are the subject of this opinion, and not just to those aspects pertaining to real property and the granting of security interests in real property. This opinion should be read in conjunction with the Accord and the Report.


                     PARCEL, MAURO, HULTIN & SPAANSTRA, P.C.

                                   Schedule A



                  UCC FINANCING STATEMENT FILING JURISDICTIONS


Debtor:           Dakota Mining Corporation

Jurisdiction:     Secretary of State of Colorado


Debtor:           Barrier Reef Inc.

Jurisdictions:    Secretary of State of Colorado
                  Secretary of State of Idaho
                  Valley County, Idaho


Debtor:           Stibnite Mine Inc.

Jurisdictions:    Secretary of State of Colorado
                  Secretary' of State of Idaho
                  Valley County, Idaho

Debtor:           Brohm Mining Corp.

Jurisdictions:    Secretary of State of Colorado
                  Secretary of State of South Dakota
                  Lawrence County, South Dakota

                                   Schedule B

                          MORTGAGE FILING JURISDICTIONS

Mortgagor:        Stibnite Mine Inc., and Barrier Reef Inc.

Jurisdiction:     Valley County, Idaho


Mortgagor:        Brohm Mining Corp.

Jurisdiction:     Lawrence County, South Dakota

                                    EXHIBIT E

                            LOSS PAYABLE ENDORSEMENT


Policy No,:

Named Insured: _____________________________________________________________

Name of Loss Payee and Additional Insured:   Gerald Metals, Inc.

Address: High Ridge Park
                  P.O. Box 10134
                  Stamford, Connecticut 06904

Interest/Description of Property:


         Loss under this policy will be payable to the above named Loss Payee and Additional Insured as Lender or mortgagee as its interests may appear,

         The Loss Payee and Additional Insured now has or will acquire from time to time an insurable interest In certain property insured under this policy. Such interests will be established by documentary or other written evidence (including, without limitation, a security agreement).

 The interest of the Loss Payee and Additional Insured will not be impaired by;

          1. any act or neglect of the borrower, mortgagor or owner of the above described property except as provided in the last paragraph of this endorsement;

          2,   any change in the title or ownership of the property; or

          3. a more hazardous occupancy of the premises where the property is located than is permitted by this policy.

         We reserve the right to cancel this policy at any time as provided by its terms. If we do so, this policy will continue in force for the benefit only of the Loss Payee and Additional Insured for sixty (60) days after notice to the Loss Payee and Additional Insured of such cancellation and will then cease.

         Whenever we will pay the Loss Payee and Additional Insured any sum for loss or damage under this policy and claim that, as to the borrower, mortgagor or owner, no liability existed then we will, to the extent of such payment, be legally subrogated to all the rights of the party to whom the payment will be made, under all securities held as collateral to the debt. At our option, we may pay the Loss Payee and Additional Insured the whole principal due or to grow due on the debt with interest, and thereupon receive a frill assignment and transfer of the debt and of the mortgage and all of such other securities as evidence of the interest of the Loss Payee and Additional -Insured in the described property However, no subrogation will impair the Loss Payee and Additional Insured's right to recover the frill amount of its claim against the borrower, mortgagor or owner.

         All other provisions of the policy apply.